                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  January 5, 2005
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                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

        DELAWARE                     0-24412                    42-1421406
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)

15 West South Temple Street, Suite 520, Salt Lake City, Utah         84101
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        (Address of Principal Executive Offices)                   (Zip Code)

                                 (801) 524-8939
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

         Item 8.01 Other Events.

         Based upon subsequent developments in the arbitration proceedings involving the Registrant's subsidiary, MorAmerica Capital Corporation, which were last discussed in Registrant's Form 8-K dated December 3, 2004, the
Registrant issued a press release on January 7, 2005 announcing developments respecting such arbitration proceedings.

         A copy of the press release has been filed with this Current Report on
Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

         Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Press Release dated January 7, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  January 7, 2005

                                        MACC PRIVATE EQUITIES INC.

                                        By:  /s/ Kent I. Madsen
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                                             Kent I. Madsen
                                             President and Secretary

                                  Exhibit Index

Exhibit
Number            Description
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99.1              Press Release dated January 7, 2005